UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund III

Fiera Capital Diversified Alternatives Fund

(formerly Rothschild Larch Lane Alternatives Fund)

ANNUAL REPORT	OCTOBER 31, 2016

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-755-3863; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016 (Unaudited)

Dear Shareholders,

Thank you for your support of the Fiera Capital Diversified Alternatives Fund (the “Fund”). We are pleased to report the results below.

For the year ended October 31, 2016, the Fund returned -1.45% (Institutional Class Shares, FCAIX) and -1.97% (Investor Class Shares, FCARX). The Fund’s benchmark returns were -1.30% for the HFRX Global Hedge Fund Index and 1.18% for the MSCI World TR Index during that time.

Two of the Fund’s four sub-advisers delivered positive returns for the year. Consistent with the Fund’s risk-balanced approach to portfolio construction, a broad array of asset classes and investment styles contributed to its performance.

Within fixed income, the Fund held various positions across government bond futures markets. The most significant positions, both long and short, were held in U.S. Treasury notes of varying maturities and in German, Japanese, and Australian bonds. Overall, these positions were profitable during the period. At the beginning of the fiscal year, the Fund’s long positions in government fixed income futures were negatively impacted as rates rose heading into the end of 2015. These positions proved profitable during the first quarter of 2016 as global growth fears and questions surrounding the Fed and ECB monetary policy gripped markets. As the year continued, the Fund’s fixed income positions were reduced as global growth stabilized and signs of inflation became evident.

In terms of currencies, the Fund was dynamically positioned both long and short during the year, though overall had a short bias toward foreign currencies and was generally long the U.S. Dollar. This was based on market fundamentals, as well as technical or trend-following analysis. The Fund had short positions in Canadian and Australian Dollars because those economies depend on commodity exports and are likely to see growth slow due to the fall in commodity prices. As commodity markets (particularly crude oil) rallied several months into the fiscal year, these positions gave back some of their gains and were reduced in size. From a fundamental perspective, the Fund’s thematic exposure was also driven by expected divergences in central bank policies across the globe. The U.S. Federal Reserve Bank raised the Federal Funds rate in December of 2015, for the first time in nearly 10 years. Relative to other developed market central banks (which are still generally implementing quantitative easing and other easy money policies), the Fed was expected to continue to normalize interest rates. Though the Fed failed to hike rates for the remainder of the fiscal period, the theme generally was intact as economic data pointed towards an improvement in U.S. growth and inflation (which will ultimately lead to rate hikes). Fundamental and trend-based positions in the British Pound were profitable as the Brexit vote in June led to a rapid selloff.

Within equities, the Fund had mixed results across a variety of trading approaches and geographies. From a fundamental perspective, the Fund had long positions in European

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016 (Unaudited)

stocks and stock indices, based on expectations that the European Central Bank stimulus program and Euro currency weakness would boost exports and improve corporate earnings. A similar theme in Japan was implemented, where the Bank of Japan continued its stimulus programs. Both of these thematic exposures led to modest losses. Single stock, market neutral trading also struggled during the period, as significant fundamental dislocations, particularly in the energy sector, challenged performance. The fundamental dislocations also proved challenging for our long-term fundamental stock picking strategy, with losses due to stock-specific and regional overweight positions in Europe and Japan. Trend-following strategies had positive results for the year, especially in the U.S. and U.K. markets which had strong performance.

Within commodities, the Fund had relatively light positioning. The year’s biggest commodity theme was the continued sell-off and subsequent rally in the energy sector (crude oil and natural gas). The rapid rise in crude prices had impacts on virtually all asset classes due to the global importance of energy markets. The Fund’s energy commodity trading was roughly flat during the period, as it had both gains and losses related to the volatility and reduced exposures in accordance with risk management protocol. Long positions in precious metals were profitable, as prices in Gold and Silver recovered the past several years of negative price performance.

On a going forward basis we believe that combining a diversified collection of hedge fund strategies that seek to generate returns from multiple asset classes, trading approaches and investment styles positions the Fund to generate consistent returns relative to risk, with low correlation to equity and bond markets.

We appreciate your continued confidence.

Fiera Capital Diversified Alternatives Fund

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016 (Unaudited)

Definition of the Comparative Indices

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

MSCI World TR Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World TR Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Fiera Capital Diversified Alternatives Fund, Institutional Class Shares or Investor Class Shares, versus the HFRX Global Hedge Fund Index, the MSCI World TR Index, and the BofA Merrill Lynch US 3-Month Treasury Bill Index

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2016
	One Year	Inception to Date*
Institutional Class Shares	-1.45%	0.88%
Investor Class Shares	-1.97%	0.47%
HFRX Global Hedge Fund Index	-1.30%	-2.25%
MSCI World TR Index	1.18%	0.47%
BofA Merrill Lynch US 3-Month Treasury Bill Index	0.31%	0.15%

* The Fiera Capital Diversified Alternatives Fund (formerly Rothschild Larch Lane Alternatives Fund) commenced operations on July 25, 2014.

Fee waivers were in effect previously, if they had not been in effect, performance would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

Sector Weightings (Unaudited)†

	Long	Short	Net
Short-Term Investment	69.5%	0.0%	69.5%
Consumer Discretionary	6.5	(4.7)	1.8
Industrials	5.1	(3.3)	1.8
Materials	1.7	(0.6)	1.1
Energy	2.2	(1.2)	1.0
Telecommunication Services	0.7	(0.3)	0.4
Financials	2.9	(2.7)	0.2
Consumer Staples	1.8	(1.7)	0.1
Registered Investment Company	0.0	(0.2)	(0.2)
Written Options	0.0	(0.4)	(0.4)
Utilities	0.1	(0.5)	(0.4)
Real Estate	1.1	(2.2)	(1.1)
Health Care	2.5	(4.5)	(2.0)
Information Technology	3.1	(5.7)	(2.6)

Total			69.2
Other Assets and Liabilities, Net			30.8

			100.0%

†	As a percentage of the Fund’s Net Assets.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 26.2%
	Shares	Value

UNITED STATES — 26.2%
Consumer Discretionary — 6.5%
Abercrombie & Fitch, Cl A (A)	9,800	$143,178
Adient *(A)	430	19,569
AMC Networks, Cl A *(A)	5,400	264,222
American Eagle Outfitters (A)	20,900	356,136
Brunswick (A)	3,100	134,850
Burlington Stores *	2,400	179,856
Carter’s (A)	800	69,072
Children’s Place (A)	3,800	288,610
Delphi Automotive	2,200	143,154

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Consumer Discretionary (continued)
Dollar Tree *(A)	1,500	$113,325
DSW, Cl A (A)	4,200	87,234
Five Below *	1,800	67,644
Hanesbrands (A)	5,600	143,920
Interpublic Group of Companies	2,900	64,931
Las Vegas Sands (A)	1,500	86,820
lululemon athletica *(A)	3,300	188,925
Mattel (A)	2,200	69,366
Michael Kors Holdings *(A)	2,100	106,638
NIKE, Cl B	1,200	60,216
Ollie’s Bargain Outlet Holdings *	2,200	60,170
Ross Stores	900	56,286
Sally Beauty Holdings *(A)	5,100	132,294
Sinclair Broadcast Group, Cl A (A)	1,800	45,180
Smith & Wesson Holding *(A)	3,000	79,290
Starbucks (A)	1,200	63,684
Thor Industries (A)	2,200	174,482
TJX (A)	1,700	125,375
Twenty-First Century Fox (A)	6,200	163,618
Ulta Salon Cosmetics & Fragrance *(A)	600	146,004
Urban Outfitters *(A)	3,600	120,420
Wynn Resorts (A)	800	75,640

		3,830,109

Consumer Staples — 1.8%
B&G Foods (A)	800	33,920
Blue Buffalo Pet Products *	4,500	113,040
Brown-Forman, Cl B (A)	4,000	184,680
Estee Lauder, Cl A (A)	1,400	121,982
Ingredion (A)	500	65,585
Monster Beverage *	500	72,170

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Consumer Staples (continued)
National Beverage *(A)	1,700	$80,308
Nu Skin Enterprises, Cl A	1,000	61,650
Philip Morris International	1,500	144,660
Post Holdings *(A)	1,100	83,853
Sanderson Farms (A)	900	80,982

		1,042,830

Energy — 1.7%
Callon Petroleum *(A)	9,800	127,302
Clayton Williams Energy *(A)	700	61,117
CONSOL Energy (A)	3,300	55,935
Continental Resources *(A)	1,800	88,038
Core Laboratories (A)	2,000	193,940
Kinder Morgan (A)	2,400	49,032
ONEOK (A)	1,200	58,116
Rice Energy *(A)	2,900	64,061
RSP Permian *(A)	2,200	79,420
Southwestern Energy *(A)	7,900	82,081
Western Refining	2,600	75,010
WPX Energy *(A)	5,200	56,472

		990,524

Financials — 2.5%
Aflac (A)	2,800	192,836
Allstate (A)	1,000	67,900
Ameriprise Financial (A)	2,500	220,975
Annaly Capital Management (A)	9,300	96,348
Banc of California	14,700	195,510
Bank of the Ozarks (A)	3,600	133,056
Discover Financial Services (A)	2,200	123,926
Marsh & McLennan	1,200	76,068

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Financials (continued)
New York Community Bancorp (A)	10,100	$145,036
Signature Bank NY *(A)	500	60,280
T Rowe Price Group (A)	1,200	76,812
Wells Fargo (A)	1,800	82,818

		1,471,565

Health Care — 2.5%
ABIOMED *(A)	700	73,493
Acadia Healthcare *(A)	2,500	89,900
Array BioPharma *	12,000	68,400
athenahealth *	600	61,992
Baxter International (A)	700	33,313
Boston Scientific *(A)	4,900	107,800
Celgene *	600	61,308
Centene *(A)	900	56,232
DaVita HealthCare Partners *	1,100	64,482
Edwards Lifesciences *(A)	1,100	104,742
Exact Sciences *(A)	5,400	84,132
Exelixis *(A)	5,300	56,127
Gilead Sciences (A)	900	66,267
McKesson (A)	800	101,736
Myriad Genetics *(A)	1,500	29,565
Nektar Therapeutics, Cl A *(A)	3,800	47,120
NuVasive *	1,400	83,622
VCA *(A)	2,600	159,796
Veeva Systems, Cl A *(A)	3,900	151,515

		1,501,542

Industrials — 5.0%
Acuity Brands (A)	500	111,785
AECOM Technology *(A)	2,400	66,840

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Industrials (continued)
AMETEK	1,400	$61,740
AO Smith	1,600	72,272
Chicago Bridge & Iron (A)	1,600	51,232
Dycom Industries *	1,100	84,623
Fastenal (A)	4,500	175,410
General Electric (A)	4,700	136,770
HD Supply Holdings *(A)	2,300	75,900
Illinois Tool Works (A)	2,000	227,140
Johnson Controls International (A)	4,400	177,408
Kansas City Southern (A)	1,400	122,864
L-3 Communications Holdings, Cl 3	500	68,470
Navistar International *(A)	3,800	84,740
Oshkosh (A)	700	37,450
PACCAR (A)	3,700	203,204
Rockwell Collins	1,100	92,752
RR Donnelley & Sons (A)	13,600	241,400
Sensata Technologies Holding *(A)	2,000	71,460
Stericycle *	700	56,063
Swift Transportation, Cl A *(A)	6,500	145,470
TASER International *(A)	6,600	147,708
TransDigm Group	500	136,230
USG *(A)	3,800	95,684
WABCO Holdings *(A)	1,400	137,844
XPO Logistics *(A)	2,000	65,860

		2,948,319

Information Technology — 2.7%
Ambarella *	1,000	61,370
Brocade Communications Systems	7,100	75,260
Cadence Design Systems *	6,700	171,386
Cavium *(A)	1,100	62,095

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Information Technology (continued)
Ciena *	3,600	$69,768
Global Payments (A)	1,000	72,520
GrubHub *(A)	1,900	72,409
HP (A)	4,400	63,756
Intel (A)	5,800	202,246
Leidos Holdings (A)	4,300	178,751
Micron Technology *(A)	5,300	90,948
Oracle	2,000	76,840
salesforce.com *	800	60,128
Syntel (A)	4,300	86,430
Universal Display *(A)	500	25,850
Xilinx (A)	2,500	127,175
Yelp, Cl A *	2,000	65,320

		1,562,252

Materials — 1.6%
AK Steel Holding *(A)	10,300	53,560
Albemarle (A)	700	58,485
Cliffs Natural Resources *(A)	12,900	71,208
Eastman Chemical (A)	1,100	79,101
Freeport-McMoRan (A)	14,300	159,874
International Paper	1,600	72,048
PPG Industries (A)	1,700	158,321
Sealed Air (A)	2,900	132,327
United States Steel (A)	1,900	36,746
WR Grace (A)	1,700	113,832

		935,502

Real Estate — 1.1%
Communications Sales & Leasing (A)	2,000	56,860
CoreSite Realty (A)	400	29,496

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Real Estate (continued)
Essex Property Trust (A)	300	$64,227
Life Storage (A)	1,700	137,105
Medical Properties Trust (A)	13,200	184,008
Simon Property Group	700	130,172
Spirit Realty Capital (A)	5,900	70,269

		672,137

Telecommunication Services — 0.7%
AT&T (A)	6,700	246,493
Verizon Communications (A)	2,900	139,490

		385,983

Utilities — 0.1%
Calpine *	4,500	53,550

TOTAL COMMON STOCK (Cost $15,825,074)		15,394,313

FOREIGN COMMON STOCK — 1.5%
BERMUDA — 0.3%
Marvell Technology Group	14,600	190,238

BRAZIL — 0.6%
Banco Bradesco ADR	6,400	66,624
Itau Unibanco Holding ADR	6,200	73,966
Petroleo Brasileiro ADR *	8,400	103,863
Petroleo Brasileiro ADR, Cl A *	8,900	92,904

		337,357

CANADA — 0.1%
Encana	6,900	65,826

PANAMA — 0.1%
Copa Holdings, Cl A	700	64,561

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

FOREIGN COMMON STOCK — continued
	Shares	Value

PERU — 0.2%
Credicorp	700	$104,076

SINGAPORE — 0.1%
Broadcom	200	34,056

SWITZERLAND — 0.1%
Syngenta ADR	700	56,295

TOTAL FOREIGN COMMON STOCK (Cost $773,267)		852,409

SHORT-TERM INVESTMENT — 69.5%
SEI Daily Income Trust Government Fund Cl A, 0.200% (B) (Cost $40,882,502)	40,882,502	40,882,502

TOTAL INVESTMENTS — 97.2% (Cost $57,480,843)		$57,129,224

SECURITIES SOLD SHORT
COMMON STOCK — (25.0)%
UNITED STATES — (25.0)%
Consumer Discretionary — (3.9)%
AutoZone *	(100)	$(74,216)
Bed Bath & Beyond	(400)	(16,168)
BorgWarner	(7,100)	(254,464)
Chipotle Mexican Grill, Cl A *	(200)	(72,152)
Foot Locker	(1,100)	(73,447)
General Motors	(2,000)	(63,200)
H&R Block	(2,200)	(50,534)
Harley-Davidson	(1,400)	(79,828)
Harman International Industries	(800)	(63,768)
Home Depot	(1,100)	(134,211)
International Game Technology	(2,000)	(57,440)
Lennar, Cl A	(1,400)	(58,366)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Consumer Discretionary (continued)
Liberty Interactive QVC Group, Cl A *	(7,100)	$(131,279)
Mohawk Industries *	(900)	(165,870)
Nordstrom	(1,900)	(98,800)
Polaris Industries	(800)	(61,288)
PVH	(500)	(53,490)
Ralph Lauren, Cl A	(2,600)	(255,060)
Scripps Networks Interactive, Cl A	(2,000)	(128,720)
Skechers U.S.A., Cl A *	(4,600)	(96,738)
Staples	(7,600)	(56,240)
TripAdvisor *	(1,300)	(83,824)
Under Armour, Cl A *	(2,000)	(62,200)
Walt Disney	(1,000)	(92,690)

		(2,283,993)

Consumer Staples — (1.7)%
Avon Products	(13,900)	(91,045)
Boston Beer, Cl A *	(1,400)	(217,350)
Bunge	(1,000)	(62,010)
ConAgra Foods	(1,400)	(67,452)
Procter & Gamble	(900)	(78,120)
Spectrum Brands Holdings	(1,000)	(135,240)
Walgreens Boots Alliance	(2,400)	(198,552)
Wal-Mart Stores	(2,100)	(147,042)

		(996,811)

Energy — (1.2)%
Anadarko Petroleum	(1,200)	(71,328)
Antero Resources *	(2,100)	(55,587)
ConocoPhillips	(1,400)	(60,830)
Diamond Offshore Drilling	(3,800)	(62,662)
Exxon Mobil	(700)	(58,324)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Energy (continued)
Hess	(1,700)	$(81,549)
PBF Energy, Cl A	(3,100)	(67,580)
Rowan, Cl A	(9,000)	(119,430)
Synergy Resources *	(5,200)	(35,568)
Tesoro	(800)	(67,976)

		(680,834)

Financials — (1.9)%
AGNC Investment	(6,700)	(134,402)
Aon	(1,400)	(155,162)
Capital One Financial	(800)	(59,232)
CIT Group	(900)	(32,697)
Citigroup	(500)	(24,575)
Everest Re Group	(300)	(61,056)
Franklin Resources	(4,200)	(141,372)
People’s United Financial	(8,900)	(144,536)
Progressive	(2,200)	(69,322)
SunTrust Banks	(1,500)	(67,845)
SVB Financial Group *	(600)	(73,362)
Synchrony Financial	(3,000)	(85,770)
Voya Financial	(2,800)	(85,540)

		(1,134,871)

Health Care — (4.5)%
Agios Pharmaceuticals *	(1,200)	(57,408)
Alexion Pharmaceuticals *	(500)	(65,250)
Allergan *	(700)	(146,258)
AmerisourceBergen, Cl A	(1,400)	(98,448)
Anthem	(600)	(73,116)
BioMarin Pharmaceutical *	(900)	(72,468)
Cerner *	(900)	(52,722)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Health Care (continued)
Express Scripts Holding *	(2,000)	$(134,800)
HCA Holdings *	(1,600)	(122,448)
ICON PLC *	(1,600)	(128,448)
ICU Medical *	(900)	(125,370)
IDEXX Laboratories *	(1,200)	(128,568)
Incyte *	(900)	(78,273)
Ionis Pharmaceuticals *	(1,800)	(46,764)
Mallinckrodt *	(1,800)	(106,668)
Merck	(1,000)	(58,720)
Mettler-Toledo International *	(500)	(202,040)
Mylan *	(1,600)	(58,400)
Puma Biotechnology *	(2,100)	(80,430)
Quest Diagnostics	(1,800)	(146,592)
Regeneron Pharmaceuticals *	(100)	(34,502)
Sage Therapeutics *	(1,800)	(78,372)
UnitedHealth Group	(500)	(70,665)
Universal Health Services, Cl B	(500)	(60,355)
Varian Medical Systems *	(1,600)	(145,168)
Vertex Pharmaceuticals *	(500)	(37,930)
Waters *	(300)	(41,742)
WellCare Health Plans *	(1,000)	(113,510)
Zimmer Biomet Holdings	(1,000)	(105,400)

		(2,670,835)

Industrials — (3.3)%
Alaska Air Group	(1,000)	(72,220)
Alcoa	(1,400)	(40,208)
American Airlines Group	(4,300)	(174,580)
Avis Budget Group *	(5,300)	(171,508)
Boeing	(500)	(71,215)
Copart *	(2,100)	(110,187)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Industrials (continued)
Emerson Electric	(2,500)	$(126,700)
Equifax	(1,100)	(136,367)
Fluor	(1,300)	(67,587)
Kar Auction Services	(3,100)	(131,998)
Kirby *	(1,300)	(76,635)
Landstar System	(900)	(64,035)
Masco	(2,100)	(64,848)
Nielsen Holdings	(1,200)	(54,024)
Parker Hannifin	(500)	(61,375)
Quanta Services *	(3,100)	(89,125)
Robert Half International	(1,600)	(59,872)
Rockwell Automation	(600)	(71,832)
Southwest Airlines	(2,200)	(88,110)
Stanley Black & Decker	(1,600)	(182,144)
United Continental Holdings *	(1,000)	(56,230)

		(1,970,800)

Information Technology — (5.0)%
Adobe Systems *	(500)	(53,755)
Akamai Technologies *	(3,100)	(215,357)
Alliance Data Systems	(700)	(143,129)
ARRIS International *	(5,100)	(141,678)
Blackhawk Network Holdings, Cl A *	(5,400)	(186,030)
Cognizant Technology Solutions, Cl A *	(1,400)	(71,890)
Computer Sciences	(3,800)	(206,910)
Corning	(2,600)	(59,046)
Cree *	(5,100)	(113,730)
First Solar *	(5,400)	(218,646)
Juniper Networks	(5,300)	(139,602)
MasterCard, Cl A	(600)	(64,212)
Maxim Integrated Products	(2,000)	(79,260)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value
Information Technology (continued)

Microsoft	(2,400)	$(143,808)
NVIDIA	(1,900)	(135,204)
PTC *	(1,500)	(71,160)
Skyworks Solutions	(1,000)	(76,940)
Teradyne	(3,300)	(76,857)
Texas Instruments	(1,800)	(127,530)
Twitter *	(2,500)	(44,875)
Vantiv, Cl A *	(1,000)	(58,360)
VMware, Cl A *	(4,900)	(385,140)
Western Digital	(1,400)	(81,816)
Yahoo! *	(800)	(33,240)

		(2,928,175)

Materials — (0.6)%
CF Industries Holdings	(2,300)	(55,223)
Eagle Materials	(1,400)	(113,358)
Mosaic	(2,100)	(49,413)
Newmont Mining	(2,000)	(74,080)
WestRock	(1,400)	(64,666)

		(356,740)

Real Estate — (2.2)%
CBRE Group, Cl A *	(8,700)	(224,112)
Corrections Corp of America	(11,000)	(158,950)
Equity LifeStyle Properties	(1,600)	(121,344)
Federal Realty Investment Trust	(500)	(72,615)
HCP	(3,500)	(119,875)
Jones Lang LaSalle	(1,200)	(116,220)
Kilroy Realty	(1,800)	(129,294)
LaSalle Hotel Properties	(5,300)	(125,875)
Pebblebrook Hotel Trust	(2,400)	(58,272)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Real Estate (continued)
Public Storage	(600)	$(128,232)
Quality Care Properties *	(700)	(11,375)
Realogy Holdings	(2,200)	(50,358)

		(1,316,522)

Telecommunication Services — (0.2)%
CenturyLink	(4,200)	(111,636)

Utilities — (0.5)%
Atmos Energy	(900)	(66,951)
Dominion Resources	(1,800)	(135,360)
Dynegy, Cl A *	(6,000)	(63,900)

		(266,211)

TOTAL COMMON STOCK (Proceeds $15,032,151)		(14,717,428)

FOREIGN COMMON STOCK — (2.4)%
ARGENTINA — (0.1)%
MercadoLibre	(300)	(50,403)

BERMUDA — (0.2)%
RenaissanceRe Holdings	(600)	(74,574)

CHINA — (0.6)%
SINA *	(3,200)	(230,848)
Vipshop Holdings ADR *	(9,100)	(124,397)

		(355,245)

GERMANY — (0.5)%
Deutsche Bank	(20,700)	(297,873)

MEXICO — (0.1)%
America Movil ADR, Cl L	(5,400)	(70,956)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

FOREIGN COMMON STOCK — continued
	Shares	Value

NETHERLANDS — (0.1)%
ING Groep ADR	(4,700)	$(61,617)

SWEDEN — (0.1)%
Telefonaktiebolaget LM Ericsson ADR	(9,600)	(46,752)

UNITED KINGDOM — (0.7)%
Fiat Chrysler Automobiles	(22,500)	(164,700)
Liberty Global PLC, Cl A *	(3,100)	(101,060)
Liberty Global PLC, Ser C *	(3,100)	(98,580)
Prudential ADR	(1,600)	(52,368)

		(416,708)

TOTAL FOREIGN COMMON STOCK (Proceeds $1,382,656)		(1,374,128)

REGISTERED INVESTMENT COMPANY — (0.2)%
EXCHANGE TRADED FUND — (0.2)%
SPDR S&P 500 ETF Trust (Proceeds $106,763)	(500)	(106,275)

SECURITIES SOLD SHORT — (27.6)% (Proceeds $16,521,570)		$(16,197,831)

WRITTEN OPTIONS — (0.4)%
	Contracts	Value
U.S. 10 Year Future Option, Expires 11/19/2016, Strike Price $130*	(90)	$(74,531)
U.S. 10 Year Future Option, Expires 11/19/2016, Strike Price $129*	(68)	(26,563)
U.S. 5 Year Future Option, Expires 11/19/2016, Strike Price $120.75*	(67)	(21,984)
U.S. 5 Year Future Option, Expires 11/19/2016, Strike Price $120.50*	(53)	(12,422)
U.S. 5 Year Future Option, Expires 11/19/2016, Strike Price $120.25*	(53)	(8,281)
U.S. Bond Future Option, Expires 11/19/2016, Strike Price $162*	(75)	(111,328)

TOTAL WRITTEN OPTIONS — (0.4)% (Proceeds $233,823)		$(255,109)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

Percentages are based on Net Assets of $58,788,285.

*	Non-income producing security.
(A)	All or a portion of the shares have been committed as collateral for open short positions.
(B)	The rate shown is the 7-day effective yield as of October 31, 2016.

ADR — American Depositary Receipt

BRL — Brazilian Real

BTP — Buoni del Tesoro Poliennali (Republic of Italy)

CAC40 — French Stock Market Index benchmark

CBOE — Chicago Board Options Exchange

Cl — Class

CNX Nifty — National Stock Exchange of India’s benchmark Stock Market index for Indian

Equity Market

DAX — German Stock Exchange

DJIA — Dow Jones Industrial Average

ETF — Exchange Traded Fund

EURIBOR — Euro Interbank Offered Rate

Euro STOXX — Stock index of Eurozone stocks

FTSE — Financial Times Stock Exchange

GBP — British Pound

IBEX — Spanish Exchange Index

JSE — Johannesburg Stock Exchange

KOSPI — Capitalization weighted index of all common shares on the Korean Stock Exchanges

KRW — Korean Won

LLC — Limited Liability Company

LME — London Metal Exchange

MIB — Italian Stock Exchange

MSCI — Morgan Stanley Capital International

NASDAQ — National Association of Securities Dealers Automated Quotations

NY— New York

NYMEX — New York Mercantile Exchange

OMX — Stockholm Stock Exchange

OTC — Over the Counter

PLC — Public Limited Company

RBOB — Reformulated Blendstock for Oxygenate Blending

S&P — Standard & Poor’s

Ser — Series

SGX — Singapore Exchange

SPDR — Standard & Poor’s Depositary Receipt

SPI — Swiss Performance Index

TAIEX — Taiwan Capitalization Weighted Stock Index

TSE — Tokyo Stock Exchange

TWD — New Taiwan Dollar

VIX — Volatility Index

WTI — West Texas Intermediate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

A list of open OTC swap agreements held by the Fund at October 31, 2016 is as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)
Morgan Stanley & Co . LLC	Bovespa Index	Negative Price Return	Positive Price Return	12/14/16	BRL	$(571,369)	$(26,022)
Morgan Stanley & Co . LLC	KOSPI 200 Index	Negative Price Return	Positive Price Return	12/08/16	KRW	(713,879)	13,844
Morgan Stanley & Co . LLC	TAIEX Index	Negative Price Return	Positive Price Return	11/16/16	TWD	695,796	7,813

							$(4,365)

For the year ended October 31, 2016, the total amount is all open swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

The open futures contracts held by the Fund at October 31, 2016, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)

3-Month Euro EURIBOR	(1)	Dec-2017	$(15)
3-Month Euro EURIBOR	1	Jun -2017	(208)
3-Month Euro EURIBOR	(1)	Mar-2018	(1)
3-Month Euro EURIBOR	(1)	Sep -2017	(1)
90-Day Bank Bill	1	Dec-2017	(58)
90-Day Bank Bill	1	Jun -2017	(112)
90-Day Bank Bill	1	Mar-2018	(59)
90-Day Bank Bill	1	Sep -2017	(154)
90-Day Euro$	1	Jun -2017	(165)
90-Day Euro$	1	Mar-2018	(77)
90-Day Euro$	1	Sep -2017	(202)
90-Day Sterling	3	Dec-2017	(1,151)
90-Day Sterling	3	Jun -2017	(875)
90-Day Sterling	3	Mar-2018	(323)
90-Day Sterling	3	Sep -2017	(1,015)
Amsterdam Index	12	Nov-2016	(59)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
Australian 10-Year Bond	48	Dec-2016	$(24,497)
Australian 3-Year Bond	(11)	Dec-2016	(715)
Australian 3-Year Bond	69	Dec-2016	4,568
Australian Currency	10	Dec-2016	(8,895)
Australian Currency	(26)	Dec-2016	2,651
Brent Crude Penultimate	(1)	Jan-2017	3,188
Brent Crude Penultimate	2	Jan-2017	(3,363)
CAC40 10 Euro	11	Nov-2016	(1,356)
Canadian 10-Year Bond	(11)	Dec-2016	6,361
Canadian 10-Year Bond	21	Dec-2016	(12,627)
Canadian Bank Acceptance	(1)	Dec-2017	(58)
Canadian Bank Acceptance	(1)	Jun-2017	(58)
Canadian Bank Acceptance	(1)	Mar-2018	(76)
Canadian Currency	(4)	Dec-2016	3,105
CBOE VIX Future	(10)	Dec-2016	(8,195)
Corn	(9)	Dec-2016	(5,513)
Corn	2	Dec-2016	119
Cotton No. 2	3	Dec-2016	(1,444)
DAX Index	5	Dec-2016	3,044
DJIA MINI	2	Dec-2016	341
Euro Currency	(16)	Dec-2016	641
Euro Currency	13	Dec-2016	5,014
Euro STOXX	78	Dec-2016	(13,479)
Euro STOXX 50 Volatility	(21)	Dec-2016	795
Euro-Bobl	(1)	Dec-2016	—
Euro-BTP	3	Dec-2016	(13,617)
Euro-Bund	11	Dec-2016	(37,334)
Euro-Bund	(5)	Dec-2016	4,590
Euro-Oat	3	Dec-2016	(9,719)
FTSE 100 Index	28	Dec-2016	6,346
FTSE China A50	(66)	Nov-2016	(1,096)
FTSE/JSE Top 40 Index	(20)	Dec-2016	41,621
FTSE/MIB	9	Dec-2016	(6,141)
GBP Currency	(9)	Dec-2016	23,984
GBP Currency	6	Dec-2016	1,186
Gold	1	Dec-2016	(5,522)
Hang Seng Index	2	Nov-2016	(4,786)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
H-shares Index	(9)	Nov-2016	$15,377
H-shares Index	1	Nov-2016	(1,821)
IBEX 35 Plus Index	6	Nov-2016	18,244
Japanese 10-Year Bond	(2)	Dec-2016	1,462
Japanese Currency	1	Dec-2016	(1,540)
Japanese Currency	(4)	Dec-2016	96
Lean Hogs	(3)	Dec-2016	(5,849)
Live Cattle	(1)	Dec-2016	(1,733)
LME Aluminum	4	Dec-2016	6,790
LME Copper	2	Dec-2016	370
LME Lead	1	Dec-2016	3,456
LME Nickel	1	Dec-2016	1,263
LME Tin	1	Dec-2016	8,717
LME Zinc	2	Dec-2016	6,393
Long Gilt 10-Year Bond	(8)	Dec-2016	24,770
Low Sulfur Gasoline	3	Dec-2016	(6,580)
Mexican Peso	15	Dec-2016	(6,163)
MSCI Sing Index	(5)	Nov-2016	611
MSCI Taiwan Index	(3)	Nov-2016	244
NASDAQ 100 E-MINI	13	Dec-2016	(4,750)
Natural Gas	(2)	Dec-2016	145
Natural Gas	1	Oct-2017	(2,112)
New Zealand Future	9	Dec-2016	(8,912)
New Zealand Future	(26)	Dec-2016	(1,969)
Nikkei 225 Index	2	Dec-2016	945
NY Harbor	(1)	Dec-2016	2,925
NYMEX Coffee	(1)	Dec-2016	(6,265)
NYMEX Coffee	2	Dec-2016	4,457
OMX Index	27	Nov-2016	719
RBOB Gasoline	2	Dec-2016	(5,246)
Russell 2000 Index E-MINI	4	Dec-2016	(8,138)
S&P 500 Index E-MINI	5	Dec-2016	(2,710)
S&P Mid 400 Index E-MINI	2	Dec-2016	(1,944)
S&P TSE 60 Index	6	Dec-2016	2,664
SGX S&P CNX Nifty Index	(45)	Nov-2016	12,064
Soybean	4	Jan-2017	4,026
Soybean Meal	3	Dec-2016	(2,219)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
Soybean Oil	5	Dec-2016	$(1,046)
SPI 200 Index	9	Dec-2016	(19,365)
Sugar	6	March-2017	3,533
Swiss Franc	(13)	Dec-2016	20,116
U.S. 2-Year Treasury Note	1	Dec-2016	45
U.S. 5-Year Treasury Note	59	Dec-2016	(2,188)
U.S. 5-Year Treasury Note	(69)	Dec-2016	(3,305)
U.S. 10-Year Treasury Note	50	Dec-2016	(42,958)
U.S. 10-Year Treasury Note	(74)	Dec-2016	17,880
U.S. Long Treasury Bond	8	Dec-2016	(951)
U.S. Long Treasury Bond	(33)	Dec-2016	3,014
Wheat	(1)	Dec-2016	1,047
Wheat	(9)	Dec-2016	2,312
Wheat	2	Dec-2016	469
WTI Crude	(1)	Dec-2016	3,718

			$(25,304)

For the year ended October 31, 2016, the total amount of all open futures contracts as presented in the table above, are representative of the volume of activity for this derivative type during the year.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $57,480,843)	$57,129,224
Foreign Currency, at Value (Cost $77)	76
Receivable from Prime Broker	18,333,134
Receivable for Investment Securities Sold	5,239,142
Variation Margin Receivable	24,414
Unrealized Appreciation on Swap Contracts	21,657
Dividend and Interest Receivable	13,568
Reclaim Receivable	2,486
Receivable for Capital Shares Sold	68
Other Prepaid Expenses	19,240

Total Assets	80,783,009

Liabilities:
Securities Sold Short, at Value (Proceeds $16,521,570)	16,197,831
Written Options, at Value (Premiums Received $233,823)	255,109
Payable for Investment Securities Purchased	5,323,748
Payable to Investment Adviser	69,431
Payable to Administrator	19,057
Chief Compliance Officer Fees Payable	7,352
Shareholder Servicing Fees Payable	1,348
Distribution Fees Payable	413
Payable to Trustees	221
Unrealized Depreciation on Swap Contracts	26,022
Other Accrued Expenses and Other Payables	94,192

Total Liabilities	21,994,724

Net Assets	$58,788,285

Net Assets Consist of:
Paid-in Capital	$61,752,679
Accumulated Net Investment Loss	(907,234)
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(1,977,373)
Net Unrealized Depreciation on Investments and Securities Sold Short	(27,880)
Net Unrealized Depreciation on Futures Contracts	(25,304)
Net Unrealized Depreciation on Swap Contracts	(4,365)
Net Unrealized Depreciation on Options Contracts	(21,286)
Net Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(952)

Net Assets	$58,788,285

Institutional Class Shares:
Net Assets	$58,685,549
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	6,094,615
Net Asset Value, Offering and Redemption Price Per Share	$9.63

Investor Class Shares:
Net Assets	$102,736
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	10,765
Net Asset Value, Offering and Redemption Price Per Share	$9.54

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
FOR THE YEAR ENDED
OCTOBER 31, 2016

STATEMENT OF OPERATIONS
Investment Income:
Dividends	$582,175
Interest	32,291
Less: Foreign Taxes Withheld	(13,679)

Total Investment Income	600,787

Expenses:
Investment Advisory Fees (Note 7)	1,039,161
Administration Fees (Note 6)	225,141
Trustees’ Fees	17,256
Chief Compliance Officer Fees (Note 5)	13,511
Distribution Fees, Investor Class Shares (Note 6)	2,146
Shareholder Serving Fees, Investor Class Shares (Note 6)	858
Dividend and Interest Expense on Securities Sold Short (Note 2)	259,199
Custodian Fees (Note 6)	102,619
Transfer Agent Fees (Note 6)	75,773
Legal Fees	50,336
Audit Fees	47,561
Registration and Filing Fees	34,764
Other Expenses	47,059

Total Expenses	1,915,384

Less:
Waiver of Investment Advisory Fees (Note 7)	(169,442)

Net Expenses	1,745,942

Net Investment Loss	(1,145,155)

Net Realized Gain (Loss) on:
Investments	1,247,556
Securities Sold Short	(2,205,093)
Futures Contracts	(82,053)
Swap Contracts	(61,952)
Written Options	1,713,413
Foreign Currency Transactions	(11,176)

Net Realized Gain	600,695

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(523,333)
Securities Sold Short	440,184
Futures Contracts	(265,988)
Swap Contracts	(3,434)
Written Options	(19,943)
Foreign Currency Translation	(904)

Net Change in Unrealized Appreciation (Depreciation)	(373,418)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	227,277

Net Decrease in Net Assets Resulting from Operations	$(917,878)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Loss	$(1,145,155)	$(1,181,869)
Net Realized Gain on Investments, Securities Sold Short, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions	600,695	2,529,618
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Translation	(373,418)	(348,545)

Net Increase (Decrease) in Net Assets Resulting From Operations	(917,878)	999,204

Dividends and Distributions:
Distributions from Capital Gains
Institutional Class Shares	(3,247,236)	—
Investor Class Shares	(102,759)	—
Return of Capital
Institutional Class Shares	(306)	—
Investor Class Shares	(4)	—

Total Dividends and Distributions	(3,350,305)	—

Capital Share Transactions:
Institutional Class Shares
Issued	2,655,342	8,837,953
Reinvestment of Distributions	3,247,541	—
Redeemed	(2,014,352)	(1,216,149)

Net Institutional Class Shares Transactions	3,888,531	7,621,804

Investor Class Shares
Issued	167,642	2,696,291
Reinvestment of Distributions	102,762	—
Redeemed	(1,939,017)	(611,080)

Net Investor Class Shares Transactions	(1,668,613)	2,085,211

Net Increase in Net Assets From Capital Share Transactions	2,219,918	9,707,015

Total Increase (Decrease) in Net Assets	(2,048,265)	10,706,219

Net Assets:
Beginning of Year	60,836,550	50,130,331

End of Year (including Accumulated Net Investment Loss of $(907,234) and $(14,055), respectively)	$58,788,285	$60,836,550

Shares Transactions:
Institutional Class Shares
Issued	274,947	795,236
Reinvestment of Distributions	337,231	—
Redeemed	(209,042)	(109,862)

Total Institutional Class Shares Transactions	403,136	685,374

Investor Class Shares
Issued	17,505	241,696
Reinvestment of Distributions	10,727	—
Redeemed	(202,600)	(57,573)

Total Investor Class Shares Transactions	(174,368)	184,123

Net Increase in Shares Outstanding From Share Transactions	228,768	869,497

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding

	Institutional Class Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014(1)
Net Asset Value, Beginning of Year/Period	$10.35	$10.01	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.19)	(0.21)	(0.05)
Net Realized and Unrealized Gain	0.04	0.55	0.06

Total from Investment Operations	(0.15)	0.34	0.01

Dividends and Distributions:
Capital Gains	(0.57)	—	—
Return of Capital	— ^	—	—

Total Dividends and Distributions	(0.57)	—	—

Net Asset Value, End of Year/Period	$9.63	$10.35	$10.01

Total Return†	(1.45)%	3.40%	0.10%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$58,685	$58,928	$50,120
Ratio of Expenses to Average Net Assets (Including Dividends and Interest on Short Sales and Waivers)(2)	2.94%	2.87%	2.89	%††
Ratio of Expenses to Average Net Assets (Including Dividends and Interest on Short Sales and Excluding Waivers)	3.22%	3.48%	3.93	%††
Ratio of Net Investment Loss to Average Net Assets	(1.92)%	(2.01)%	(2.10	)%††
Portfolio Turnover Rate	796%‡	603%‡	140	%‡

*	Per share calculations were performed using average shares for the year/period.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.01 per share.

(1)	The Fund commenced operations on July 25, 2014.

(2)	Excluding dividends and interest on short sales, the ratio of expenses to average net assets would have been 2.50% for the years ending October 31, 2016 and October 31, 2015, and the period ending October 31, 2014.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS — continued
	Selected Per Share Data & Ratios For a Share Outstanding

	Investor Class Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014(1)
Net Asset Value, Beginning of Year/Period	$10.31	$10.00	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.23)	(0.25)	(0.06)
Net Realized and Unrealized Gain	0.03	0.56	0.06

Total from Investment Operations	(0.20)	0.31	—

Dividends and Distributions:
Capital Gains	(0.57)	—	—
Return of Capital	— ^	—	—

Total Dividends and Distributions	(0.57)	—	—

Net Asset Value, End of Year/Period	$9.54	$10.31	$10.00

Total Return†	(1.97)%	3.10%	0.00%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$103	$1,909	$10
Ratio of Expenses to Average Net Assets (Including Dividends and Interest on Short Sales and Waivers)(2)	3.27%	3.22%	3.28	%††
Ratio of Expenses to Average Net Assets (Including Dividends and Interest on Short Sales and Excluding Waivers)	3.56%	3.82%	66.30	%††
Ratio of Net Investment Loss to Average Net Assets	(2.38)%	(2.39)%	(2.44	)%††
Portfolio Turnover Rate	796%‡	603%‡	140	%‡

*	Per share calculations were performed using average shares for the year/period.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.01 per share.

(1)	The Fund commenced operations on July 25, 2014.

(2)	Excluding dividends and interest on short sales, the ratio of expenses to average net assets would have been 2.83% for the year ending October 31, 2016, and 2.85% for the year ending October 31, 2015 and the period ending October 31, 2014, respectively.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 14 funds. The financial statements herein are those of the Fiera Capital Diversified Alternatives Fund (the “Fund”), formerly the Rothschild Larch Lane Alternatives Fund. The investment objective of the Fund is to seek to generate consistent returns relative to risk and maintain low correlation to equity and bond markets. The Fund is classified as a diversified investment company. Fiera Capital Inc. serves as the Fund’s investment adviser (the “Adviser”). The Adviser has registered with the National Futures Association as a “Commodity Pool Operator” under the Commodities Exchange Act with respect to the Fund. The Fund currently offers Institutional Class Shares and Investor Class Shares. The Fund commenced operations on July 25, 2014. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

During the fiscal year, Rothschild Larch Lane Management Company LLC served as an interim adviser until July 11, 2016, when Fiera Capital Management Company LLC became the adviser to the Fund. On September 1, 2016, Fiera Capital Inc. replaced Fiera Capital Management Company LLC as the investment adviser of the Fund.

2. Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

There were no securities in the Fund valued in accordance with fair value procedures as of October 31, 2016.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

The following table summarizes the inputs used as of October 31, 2016, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$15,394,313	$—	$—	$15,394,313
Foreign Common Stock	852,409	—	—	852,409
Short-Term Investment	40,882,502	—	—	40,882,502

Total Investments in Securities	$57,129,224	$—	$—	$57,129,224

Liabilities	Level 1	Level 2	Level 3	Total
Common Stock	$(14,717,428)	$—	$—	$(14,717,428)
Foreign Common Stock	(1,374,128)	—	—	(1,374,128)
Registered Investment Company	(106,275)	—	—	(106,275)

Total Securities Sold Short	$(16,197,831)	$—	$—	$(16,197,831)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Options	$(255,109)	$—	$—	$(255,109)
Total Return Swaps*
Appreciation	21,657	—	—	21,657
Depreciation	(26,022)	—	—	(26,022)
Futures Contracts*
Appreciation	275,426	—	—	275,426
Depreciation	(300,730)	—	—	(300,730)

Total Other Financial Instruments	$(284,778)	$—	$—	$(284,778)

*	Total return swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2016, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities. As of October 31, 2016, the Fund did not hold any level 3 securities.

For the year ended October 31, 2016, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not”

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

(i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Futures Contracts — The Fund utilized futures contracts during the year ended October 31, 2016. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

upon entering into futures contracts. Futures are collateralized by cash deposits with the prime broker, Morgan Stanley & Co. LLC. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2016.

Options Written/Purchased — The Fund invested in financial options contracts to add return or to hedge their existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. The Fund had open option contracts as of October 31, 2016, as disclosed in the Fund’s Schedule of Investments. Refer to Note 3 for a summary of written option transactions for the year ended October 31, 2016.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Securities Sold Short — As consistent with the Fund’s investment objectives, the Fund may engage in short sales. Short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Funds short positions. As of October 31, 2016, the Fund had open short positions as disclosed in the Fund’s Schedule of Investments.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short.

Short sales are collateralized by cash deposits with the prime broker, Morgan Stanley & Co. LLC, and pledged securities held at the custodian, MUFG Union Bank, N.A. The collateral required is determined daily by reference to the market value on short positions.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis and is charged an interest expense at the Fed Funds Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Receivable from Prime Broker on the Statement of Assets and Liabilities.

The Fund had prime brokerage borrowings throughout the year ended October 31, 2016:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
$2,144,055	$723,085	0.85%	$6,251

Swap Contracts — The Fund is authorized to enter into swap contracts, including total return swaps and equity swaps contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statement of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds custodian. As of October 31, 2016, the Fund has entered into total return swap contracts as shown on the Schedule of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

investment strategy. As of October 31, 2016, the Fund’s swap agreements were with one counterparty, Morgan Stanley & Co. LLC.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the year.

The fair value of derivative instruments as of October 31, 2016, was as follows:

	Asset Derivatives October 31, 2016 Statement of Assets and Liability Location	Fair Value		Liability Derivatives October 31, 2016 Statement of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments:
Foreign exchange contracts	Net Assets — Unrealized appreciation on futures contracts	$56,793	*	Net Assets — Unrealized depreciation on futures contracts	$27,479	*
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	103,015	*	Net Assets — Unrealized depreciation on futures contracts	73,840	*
	Net Assets — Unrealized appreciation on swap contracts	21,657	†	Net Assets — Unrealized depreciation on swap contracts	26,022	†
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	62,690	*	Net Assets — Unrealized depreciation on futures contracts	152,519	*
	Written options contracts, at Value	—		Written options contracts, at Value	255,109
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	52,928	*	Net Assets — Unrealized depreciation on futures contracts	46,892	*

Total Derivatives not accounted for as hedging instruments		$297,083			$581,861

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

†	Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedule of Investments. Market Value is reported within the Statement of Assets & Liabilities for swap contracts that have paid premiums.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Swap Contracts	Written Options	Total
Foreign exchange contracts	$(101,108)	$—	$—	$(101,108)
Equity contracts	(5,778)	(61,952)	(23,001)	(90,731)
Interest rate contracts	(461,105)	—	1,736,414	1,275,309
Commodity contracts	485,938	—	—	485,938
Total	$(82,053)	$(61,952)	$1,713,413	$1,569,408

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Swap Contracts	Written Options	Total
Foreign exchange contracts	$73,419	$—	$—	$73,419
Equity contracts	(208,910)	(3,434)	—	(212,344)
Interest rate contracts	(84,689)	—	(19,943)	(104,632)
Commodity contracts	(45,808)	—	—	(45,808)
Total	$(265,988)	$(3,434)	$(19,943)	$(289,365)

Written option transactions entered into during the year ended October 31, 2016 are summarized as follows:

	Number of Contracts	Premium
Balance as of October 31, 2015	259	$208,963
Written	5,199	4,958,336
Expired	—	—
Closing buys	(5,052)	(4,933,476)

Balance as of October 31, 2016	406	$233,823

4. Offsetting Assets and Liabilities:

The Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

As of October 31, 2016, the Fund’s financial instruments and derivative instruments are not subject to a master netting arrangement.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2016, the Fund paid $225,141 for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.10% of average daily net assets of Investor Class Shares of the Fund will be paid to other service providers. Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. Such fees

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are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by the Adviser. These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 1.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses on securities sold short, interest, taxes, acquired fund fee expenses and non-routine expenses) from exceeding 2.50% with respect to Institutional Class Shares and Investor Class Shares of the Fund’s average daily net assets until February 28, 2017 (the “Expense Limitation”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2017. As of October 31, 2016, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived, to the Adviser were $135,556 expiring in 2017, $361,441 expiring in 2018 and $169,442 expiring in 2019.

The Adviser employs a “multi-manager” approach, whereby it selects sub-advisers (the “Sub-Advisers”) that use a variety of alternative investment strategies to manage the Fund’s assets and allocates the Fund’s assets among those Sub-Advisers. The Adviser is responsible for the investment performance of the Fund, since it allocates the Fund’s assets to the sub-advisers and recommends hiring or changing sub-advisers to the Board. The Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

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As of October 31, 2016, the Adviser has entered into investment sub-advisory agreements with the following parties and pays the Sub-Advisers out of the fee that it receives from the Fund:

Investment Sub-Advisers

Ellington Management Group, L.L.C.

Karya Capital Management LP

Mizuho Alternative Investments, LLC

Winton Capital Management Limited

8. Investment Transactions:

For the year ended October 31, 2016, the Fund made purchases of $6,335,254 and sales of $14,840,603 in investment securities other than long-term U.S. Government and short-term securities. The cost of purchases to cover securities sold short and the proceeds from securities sold short were $220,193,262 and $220,910,164, respectively, for the year ended October 31, 2016. There were no purchases or sales of long-term U.S. Government securities.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences which are primarily attributable to foreign currency transactions, net operating loss, investments in passive foreign investment companies, REIT adjustments and return of capital distribution, have been reclassified to/from the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$251,976	$(7,842)	$(244,134)

These reclassifications have no impact on net assets or net asset value per share.

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The tax character of dividends and distributions declared during the years ended October 31, 2016 and October 31, 2015 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2016	$2,771,931	$578,064	$310	$3,350,305
2015	—	—	—	—

As of October 31, 2016, the components of Accumulated Losses on a tax basis were as follows:

Capital Loss Carryforwards	$(824,369)
Late-Year Loss Deferral	(895,601)
Unrealized Depreciation	(1,230,649)
Other Temporary Differences	(13,775)

Total Accumulated Losses	$(2,964,394)

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Short-Term Loss
$(824,369)

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2016 through October 31, 2016, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency, written options, swap contracts and futures contracts) by the Fund at October 31, 2016, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$ 58,631,704	$286,549	$(1,789,029)	$(1,502,480)

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The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities sold short held by the Fund at October 31, 2016, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 16,521,570	$576,523	$(252,784)	$323,739

10. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

COMMODITY-LINKED DERIVATIVES RISK — Investments in commodity- linked derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related derivative returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. In addition, investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

CREDIT RISK — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK — The Fund’s use of futures contracts for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk and liquidity risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. Market risk and leverage risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value

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of the hedged asset. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

FOREIGN EXPOSURE/EMERGING MARKETS RISK — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

LEVERAGE RISK — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SHORT SALE RISK — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

TAX RISK — The Fund will seek to restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

11. Other:

At October 31, 2016, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Fiera Capital Diversified Alternatives Fund, Institutional Class Shares	1	87%
Fiera Capital Diversified Alternatives Fund, Investor Class Shares	1	92%

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In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Regulatory Matters:

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

13. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2016, except as follows.

Effective November 1, 2016, Acadian Asset Management LLC (“Acadian”) serves as a Sub-Adviser to the Fund, and Winton Capital US LLC (“Winton”) no longer serves as a Sub-Adviser to the Fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Fiera Capital Diversified Alternatives Fund:

We have audited the accompanying statement of assets and liabilities of Fiera Capital Diversified Alternatives Fund (formerly, Rothschild Larch Lane Alternatives Fund) (the “Fund”), including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the three year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2016

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2016 to October 31, 2016.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Fiera Capital Diversified Alternatives Fund — Institutional Class Shares
Actual Portfolio Return	$1,000.00	$1,004.20	2.50%	$12.60

Hypothetical 5% Return	1,000.00	1,012.57	2.50	12.65
Fiera Capital Diversified Alternatives Fund — Investor Class Shares
Actual Portfolio Return	$1,000.00	$1,000.00	2.83%	$14.22

Hypothetical 5% Return	1,000.00	1,010.91	2.83	14.30

*	Expenses are equal to the Fund’s annualized expense ratio (including dividend and interest expense on short sales), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown.)

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may be deemed to

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3	Trustees oversee 14 funds in The Advisors’ Inner Circle Fund III.

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be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-755-3863. The following chart lists Trustees and Officers as of October 31, 2016.

Other Directorships

Held in the Past Five Years4

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of City National Rochdale Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Member of Independent Committee of Nuveen Commodities Asset Management.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Current Directorships: Trustee of AXA Premier VIP Trust, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Current Directorships: Trustee of City National Rochdale Funds, Winton Series Trust, Winton Diversified Opportunities Trust (closed-end investment company) and Gallery Trust. Director of Lapolla Industries, Inc.

Former Directorships: Trustee of Rochdale Investment Trust to 2013.

Current Directorships: Trustee of Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.
ROBERT A. NESHER (Born: 1946)	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis, & Bockius LLP from 2006 to 2010.

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Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM (Born: 1981)	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners (2011-2015). Investor Services Team Lead, Morgan Stanley Alternative Investment Partners (2007-2011).

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Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

BOARD CONSIDERATIONS IN RENEWING THE FUND’S ADVISORY AND SUB-ADVISORY AGREEMENTS

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory and sub-advisory agreements must be renewed after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the advisory and sub-advisory agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

Board meetings were held on June 23, 2016 (the “June 2016 Meeting”) and September 15, 2016 (the “September 2016 Meeting”) to decide whether to renew the following agreements (the “Agreements”) for additional one-year terms:

•	the advisory agreement between Rothschild Larch Lane Management Company LLC (“RLL”) and the Trust, on behalf of the Fund; and

•	the sub-advisory agreements between RLL and Ellington Management Group, L.L.C. (“Ellington”), Karya Capital Management LP (“Karya”), Mizuho Alternative Investments, LLC (“MAI”), and Winton Capital US LLC (“Winton,” and together with Ellington, Karya and MAI, the “Sub-Advisers”) on behalf of the Fund.

In preparation for the June 2016 Meeting and the September 2016 Meeting, the Trustees requested that RLL and the Sub-Advisers furnish information necessary to evaluate the terms of the Agreements. Prior to the June 2016 Meeting and the September 2016 Meeting, the Independent Trustees met to review and discuss the information provided and submitted requests for additional information to RLL and the Sub-Advisers, and information was provided in response to these requests. The Trustees used this information, as well as other information that RLL, the Sub-Advisers and other service providers of the Fund presented or submitted to the Board at the June 2016 Meeting, the September 2016 Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from RLL, the Sub-Advisers and other service providers of the Fund regarding: (i) the nature, extent and quality of RLL’s and the Sub-Advisers’ services; (ii) RLL’s and the Sub-Advisers’ investment management personnel; (iii) RLL’s and the Sub-Advisers’ operations and financial condition; (iv) RLL’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and

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investment strategies; (v) the Fund’s advisory fees paid to RLL and the Sub-Advisers and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of RLL’s and the Sub-Advisers’ profitability from their relationships with the Fund, including both direct and indirect benefits accruing to RLL and the Sub-Advisers and their affiliates; (vii) RLL’s and the Sub-Advisers’ potential economies of scale; (viii) RLL’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) RLL’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

Representatives from RLL and the Sub-Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the June 2016 Meeting and the September 2016 Meeting to help the Trustees evaluate RLL’s and the Sub-Advisers’ services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management, RLL and the Sub-Advisers.

At the June 2016 Meeting and the September 2016 Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by RLL, the Sub-Advisers and other service providers of the Fund, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by RLL and the Sub-Advisers; (ii) the investment performance of the Fund and RLL and the Sub-Advisers; (iii) the costs of the services provided and profits realized by RLL and the Sub-Advisers from their relationships with the Fund, including both direct and indirect benefits accruing to RLL and the Sub-Advisers and their affiliates; (iv) the extent to which economies of scale are being realized by RLL and the Sub-Advisers; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by RLL and the Sub-Advisers

In considering the nature, extent and quality of the services provided by RLL and the Sub-Advisers, the Board reviewed the portfolio management services provided by RLL and the Sub-Advisers to the Fund, including the quality and continuity of RLL’s and the Sub-Advisers’ portfolio management personnel, the resources of RLL and the Sub-Advisers, and RLL’s and the Sub-Advisers’ compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed RLL’s and the Sub-Advisers’ investment and risk management approaches for the Fund. The Trustees considered that RLL supervises and monitors the performance of the Sub-Advisers. The most recent investment adviser registration forms (“Form ADV”) for RLL and the Sub-Advisers were provided to the Board, as were the responses of RLL and the Sub-Advisers to a detailed series of questions which

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included, among other things, information about the investment advisory services provided by RLL and the Sub-Advisers to the Fund.

The Trustees also considered other services provided to the Fund by RLL and the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by RLL and the Sub-Advisers were sufficient to support renewal of the Agreements.

Investment Performance of the Fund, RLL and the Sub-Advisers

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from RLL and the Sub-Advisers provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by RLL and the Sub-Advisers in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that RLL and the Sub-Advisers had been able to achieve for the Fund were sufficient to support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Fund to RLL, as well as the fees payable by RLL to the Sub-Advisers, the Trustees reviewed, among other things, a report of the advisory fees paid to RLL and the Sub-Advisers. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Sub-Advisers to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Trustees also considered that RLL, not the Fund, paid the Sub-Advisers pursuant to the sub-advisory agreements and that the fees payable to Winton, Ellington, and Karya reflected arms-length negotiations between RLL and Winton, Ellington, and Karya,

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respectively. The Trustees evaluated both the fee under the sub-advisory agreements and the portion of the fee under the advisory agreement retained by RLL. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by RLL and the Sub-Advisers.

The Trustees reviewed the costs of services provided by and the profits realized by RLL and the Sub-Advisers from their relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to RLL and the Sub-Advisers and their affiliates. The Trustees considered how RLL’s and the Sub-Advisers’ profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of RLL and the Sub-Advisers with respect to the management of the Fund were not unreasonable. The Board also considered RLL’s and the Sub-Advisers’ commitment to managing the Fund and RLL’s willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered RLL’s and the Sub-Advisers views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by RLL and the Sub-Advisers with respect to economies of scale.

Renewal of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the sub-advisory agreement with Winton through September 30, 2016, and renew the other Agreements for another year, at the June 2016 Meeting. At the September 2016 Meeting, the Board agreed to further renew the sub-advisory agreement with Winton through December 31, 2016. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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BOARD CONSIDERATIONS IN APPROVING THE FUND’S ADVISORY AND SUB-ADVISORY AGREEMENTS

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In addition, Section 15(a) of the 1940 Act generally requires that the Fund’s shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to the Fund.

The Fund was initially managed by Rothschild Larch Lane Management Company LLC (“RLL”), a joint venture between Rothschild Asset Management Inc. (“Rothschild”) and Larch Lane Advisors LLC (“Larch Lane”), pursuant to an advisory agreement between the Trust, on behalf of the Fund, and RLL (the “Prior Advisory Agreement”), and Mizuho Alternative Investments, LLC (“MAI”), Winton Capital US LLC (“Winton”), Karya Capital Management LP (“Karya”), and Ellington Management Group, L.L.C. (“Ellington,” and, together with Winton, Karya and MAI, the “Sub-Advisers”) served as sub-advisers to the Fund pursuant to sub-advisory agreements with RLL (the “Prior Sub-Advisory Agreements”). Other than MAI, none of the Sub-Advisers are affiliates of the Trust, the Fund or the Fund’s investment adviser (“Affiliated Sub-Advisers”). MAI, however, is an Affiliated Sub-Adviser by virtue of the fact that one of its affiliates owns more than 5% of the outstanding shares of the Fund.

RLL became known as Fiera Capital Management Company LLC (“Fiera Capital Management”) when Fiera Capital Inc. (“Fiera”) purchased the interests of Rothschild in RLL on July 11, 2016 (the “Fiera/Rothschild Transaction”). On August 31, 2016 Fiera acquired a majority of the assets of Larch Lane, and the investment team of Larch Lane joined Fiera (the “Fiera/Larch Lane Transaction,” and, together with the Fiera/Rothschild Transaction, the “Transactions”). At a special Board meeting held on July 11, 2016 (the “July 2016 Meeting”), the Board approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Fiera (the “New Advisory Agreement”) and recommended the approval of the New Advisory Agreement to the Fund’s shareholders. Because the Fiera/Rothschild Transaction may have been considered to have resulted in a change of control of RLL under the 1940 Act resulting in the assignment and automatic termination of the Prior Advisory Agreement, at the July 2016 Meeting, the Board also approved an interim advisory agreement between the Trust, on behalf of the Fund, and Fiera Capital Management (the “Fiera Capital Management Interim Advisory Agreement”), which became effective at the time of the Fiera/Rothschild Transaction, and recommended the approval of the Fiera Capital Management Interim Advisory Agreement to the Fund’s shareholders. In addition, at the July 2016 Meeting, the

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Board approved an interim advisory agreement between the Trust, on behalf of the Fund, and Fiera (the “Fiera Interim Advisory Agreement”) to enable Fiera to become the investment adviser to the Fund at the time of the Fiera/Larch Lane Transaction.

At the July 2016 Meeting, in connection with the approval of the Fiera Capital Management Interim Advisory Agreement, the Board approved sub-advisory agreements between Fiera Capital Management and each of Winton, Karya and Ellington (the “Fiera Capital Management Unaffiliated Sub-Advisory Agreements”), which became effective at the time of the Fiera/Rothschild Transaction, and, in connection with the approval of the Fiera Interim Advisory Agreement and the New Advisory Agreement, the Board approved sub-advisory agreements between Fiera and each of Winton, Karya and Ellington (the “Fiera Unaffiliated Sub-Advisory Agreements,” and, together with the Fiera Capital Management Unaffiliated Sub-Advisory Agreements, the “Unaffiliated Sub-Advisory Agreements”), which became effective at the time of the Fiera/Larch Lane Transaction.

The Unaffiliated Sub-Advisory Agreements did not require shareholder approval because the Fund continues to operate pursuant to the terms of a “manager-of-managers” exemptive order granted by the Securities and Exchange Commission (the “SEC”) to RLL and the Trust on July 22, 2014 (the “Order), which provides an exemption from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Fund’s investment adviser, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote where the sub-adviser is not an Affiliated Sub-Adviser. Any sub-advisory agreement with MAI, however, requires shareholder approval because the Order does not apply to sub-advisory agreements with Affiliated Sub-Advisers.

Accordingly, at the July 2016 Meeting, in connection with the approval of the Fiera Capital Management Interim Advisory Agreement, the Board approved an interim sub-advisory agreement between Fiera Capital Management and MAI (the “Fiera Capital Management MAI Interim Sub-Advisory Agreement”), which became effective at the time of the Fiera/Rothschild Transaction, and, in connection with the approval of the Fiera Interim Advisory Agreement and the New Advisory Agreement, the Board approved an interim sub-advisory agreement between Fiera and MAI (the “Fiera MAI Interim Sub-Advisory Agreement,” and, together with the Fiera Capital Management MAI Interim Sub-Advisory Agreement, the “MAI Interim Sub-Advisory Agreements”), which became effective at the time of the Fiera/Larch Lane Transaction, and a sub-advisory agreement between Fiera and MAI (the “Fiera MAI Sub-Advisory Agreement,” and, together with the MAI Interim Sub-Advisory Agreements, the “MAI Sub-Advisory Agreements”), and recommended the approval of the Fiera MAI Sub-Advisory Agreement to the Fund’s shareholders.

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BOARD CONSIDERATIONS IN APPROVING THE FIERA CAPITAL MANAGEMENT INTERIM ADVISORY AGREEMENT

In preparation for the July 2016 Meeting, the Trustees requested that RLL, Larch Lane and Fiera furnish information necessary to evaluate the terms of the Fiera Capital Management Interim Advisory Agreement. The Trustees used this information, as well as other information that RLL, Larch Lane and Fiera presented or submitted to the Board at the July 2016 Meeting, and other meetings held since the approval of the Prior Advisory Agreement, to help them decide whether to approve the Fiera Capital Management Interim Advisory Agreement for a term of up to 150 days.

Specifically, the Board requested and received written materials from RLL, Larch Lane and Fiera regarding: the terms, conditions and expected timing of the Fiera/Rothschild Transaction, the reasons that RLL was undergoing the Fiera/Rothschild Transaction, the implications of the Fiera/Rothschild Transaction on RLL’s business and the pre- and post-Fiera/Rothschild Transaction structure of RLL. In recognition of the fact that the Fiera/Rothschild Transaction had not been consummated at the time of the July 2016 Meeting and that the Board was being asked to approve RLL as it was expected to exist as Fiera Capital Management after the consummation of the Fiera/Rothschild Transaction as the adviser to the Fund, the materials provided by RLL, Larch Lane and Fiera addressed both RLL as it existed at the time of the July 2016 Meeting and RLL, as it was expected to exist as Fiera Capital Management after the consummation of the Fiera/Rothschild Transaction. The Board, in considering the Fiera Capital Management Interim Advisory Agreement in the context of the Fiera/Rothschild Transaction, relied upon representations from RLL, Larch Lane and Fiera that: (i) the Fiera/Rothschild Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Fund by RLL that are discussed below; (ii) RLL did not anticipate any material changes to its compliance program or code of ethics in connection with the Fiera/Rothschild Transaction, other than proposed changes relating to the addition of Fiera as a member of RLL at the time of the Fiera/Rothschild Transaction; and (iii) the loss of the Rothschild personnel associated with RLL as portfolio managers of the Fund in connection with the Fiera/Rothschild Transaction was not expected to result in any material changes to the nature, extent and quality of the services provided to the Fund.

At the July 2016 Meeting, the Board also considered the terms of the Fiera Capital Management Interim Advisory Agreement and noted that the terms of the Fiera Capital Management Interim Advisory Agreement did not materially differ from those of the Prior Advisory Agreement, except with respect to certain provisions that are required by law, including provisions regarding the escrowing of fees. The Board also determined that it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Prior Advisory Agreement, which occurred at a Board meeting

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held on June 23, 2016 (the “June 2016 Meeting”), as part of its considerations to approve the Fiera Capital Management Interim Advisory Agreement and recommend the approval of the Fiera Capital Management Interim Advisory Agreement to the Fund’s shareholders.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s renewal of the Prior Advisory Agreement at the June 2016 Meeting and the conclusions made by the Board when determining to renew the Prior Advisory Agreement for an additional one-year term.

In preparation for the June 2016 Meeting, the Trustees requested that RLL furnish information necessary to evaluate the terms of the Prior Advisory Agreement. Prior to the June 2016 Meeting, the Independent Trustees met to review and discuss the information provided and submitted a request for additional information to RLL, and information was provided in response to this request. The Trustees used this information, as well as other information that RLL and other service providers of the Fund presented or submitted to the Board at the June 2016 Meeting and other meetings held during the prior year, to help them decide whether to renew the Prior Advisory Agreement for an additional year.

Specifically, the Board requested and received written materials from RLL and other service providers of the Fund regarding: (i) the nature, extent and quality of RLL’s services; (ii) RLL’s investment management personnel; (iii) RLL’s operations and financial condition; (iv) RLL’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to RLL and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of RLL’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to RLL and its affiliates; (vii) RLL’s potential economies of scale; (viii) RLL’s compliance program, including a description of material compliance matters and material compliance violations; (ix) RLL’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

Representatives from RLL, along with other Fund service providers, presented additional information and participated in question and answer sessions at the June 2016 Meeting to help the Trustees evaluate RLL’s services, fee and other aspects of the Prior Advisory Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and RLL.

At the June 2016 Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by RLL and other service providers of the Fund, renewed the Prior Advisory Agreement. In considering the renewal of the Prior Advisory Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by RLL; (ii) the

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investment performance of the Fund and RLL; (iii) the costs of the services provided and profits realized by RLL from its relationship with the Fund, including both direct and indirect benefits accruing to RLL and its affiliates; (iv) the extent to which economies of scale are being realized by RLL; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by RLL

In considering the nature, extent and quality of the services provided by RLL, the Board reviewed the portfolio management services provided by RLL to the Fund, including the quality and continuity of RLL’s portfolio management personnel, the resources of RLL, and RLL’s compliance history and compliance program. The Trustees reviewed the terms of the Prior Advisory Agreement. The Trustees also reviewed RLL’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for RLL was provided to the Board, as was the response of RLL to a detailed series of questions which included, among other things, information about the investment advisory services provided by RLL to the Fund.

The Trustees also considered other services provided to the Fund by RLL such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by RLL were sufficient to support renewal of the Prior Advisory Agreement.

Investment Performance of the Fund and RLL

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from RLL provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by RLL in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that RLL had been able to achieve for the Fund were sufficient to support renewal of the Prior Advisory Agreement.

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Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to RLL, the Trustees reviewed, among other things, a report of the advisory fee paid to RLL. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by RLL.

The Trustees reviewed the costs of services provided by and the profits realized by RLL from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to RLL and its affiliates. The Trustees considered how RLL’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees also considered that RLL, not the Fund, paid the Fund’s sub-advisers pursuant to the Fund’s sub-advisory agreements. The Trustees evaluated both the fee under the Prior Advisory Agreement and the portion of the fee under the Prior Advisory Agreement retained by RLL. The Trustees concluded that the profit margins of RLL with respect to the management of the Fund were not unreasonable. The Board also considered RLL’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered RLL’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by RLL with respect to economies of scale.

Approval of the Fiera Capital Management Interim Advisory Agreement

Based on the Board’s deliberations and its evaluation of the information described above regarding the Prior Advisory Agreement and the Fiera Capital Management Interim Advisory Agreement and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Fiera Capital Management Interim Advisory Agreement, including the fee to be paid thereunder, were fair and reasonable and agreed to approve the Fiera Capital Management Interim Advisory Agreement and recommend the approval of the Fiera Capital

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Management Interim Advisory Agreement to the Fund’s shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

BOARD CONSIDERATIONS IN APPROVING THE FIERA INTERIM ADVISORY AGREEMENT AND THE NEW ADVISORY AGREEMENT

In preparation for the July 2016 Meeting, the Trustees requested that RLL, Larch Lane and Fiera furnish information necessary to evaluate the terms of the Fiera Interim Advisory Agreement and the New Advisory Agreement. The Trustees used this information, as well as other information that RLL, Larch Lane, Fiera and other service providers of the Fund presented or submitted to the Board at the July 2016 Meeting, and other meetings held since the approval of the Prior Advisory Agreement, to help them decide whether to approve the Fiera Interim Advisory Agreement for a term of up to 150 days and the New Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from RLL, Larch Lane and Fiera regarding: (i) the terms, conditions, and expected timing of the Transactions, and the reasons that RLL, Larch Lane and Fiera were undergoing the Transactions; (ii) the nature, extent and quality of the services to be provided by Fiera; (iii) Fiera’s operations and financial condition; (iv) Fiera’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid; (vi) Fiera’s compliance program, including a description of material compliance matters and material compliance violations; (vii) Fiera’s policies on and compliance procedures for personal securities transactions; (viii) Fiera’s investment experience; and (ix) the RLL investment management personnel associated with Larch Lane that would be employed by Fiera and the performance they had achieved for the Fund compared with a peer group of mutual funds and the Fund’s benchmark indices.

Representatives from RLL, Larch Lane and Fiera then presented additional information and participated in question and answer sessions at the July 2016 Meeting to help the Trustees evaluate Fiera’s services, fee and other aspects of the Fiera Interim Advisory Agreement and the New Advisory Agreement.

Based on their evaluation of the information provided by RLL, Larch Lane and Fiera, the Trustees, including all of the Independent Trustees, voting separately, approved the Fiera Interim Advisory Agreement and the New Advisory Agreement at the July 2016 Meeting. In considering the approval of the Fiera Interim Advisory Agreement and the New Advisory Agreement, the Board considered various factors that they determined were relevant,

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including: (i) the nature, extent and quality of the services to be provided by Fiera; (ii) the investment performance of the Fund; and (iii) the fee to be paid to Fiera, as discussed in further detail below. In addition, the Board considered representations from Fiera that the Transactions, and the related loss of the Rothschild personnel associated with RLL as portfolio managers of the Fund, were not expected to result in any material changes to the nature, extent and quality of the services to be provided to the Fund.

Nature, Extent and Quality of Services Provided by Fiera

In considering the nature, extent and quality of the services to be provided by Fiera, the Board reviewed the portfolio management services to be provided by Fiera to the Fund, including the quality of the continuing portfolio management personnel, the resources of Fiera and Fiera’s compliance history and compliance program. The Trustees reviewed the terms of the Fiera Interim Advisory Agreement and the New Advisory Agreement, and noted that the terms of the Fiera Interim Advisory Agreement were substantially the same as those of the Prior Advisory Agreement, except for the date and certain provisions that are required by law, and that the terms of the New Advisory Agreement were substantially the same as those of the Prior Agreement, except for the date. The Trustees also reviewed Fiera’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for Fiera was provided to the Board, as was the response of Fiera to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by Fiera to the Fund.

The Trustees also considered other services to be provided to the Fund by Fiera such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by Fiera would be satisfactory.

Investment Performance of the Fund

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since inception. Representatives from RLL provided information regarding, and led discussions of, factors impacting RLL’s performance for the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that RLL’s performance was satisfactory, or, where RLL’s performance was materially below its benchmark and or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by RLL in an effort to improve performance. Based on this information and the representations that the Larch Lane

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investment management personnel associated with RLL would join Fiera and continue to manage the Fund after the time of the Fiera/Larch Lane Transaction, the Board concluded, within the context of its full deliberations, that the investment results that RLL had been able to achieve for the Fund were sufficient to support approval of the Fiera Interim Advisory Agreement and the New Advisory Agreement.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to Fiera, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to Fiera. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees also considered that the fee payable to Fiera would be the same as the fee payable to RLL. Further, the Trustees considered that Fiera, not the Fund, would pay the Fund’s sub-advisers pursuant to the Fund’s sub-advisory agreements. The Trustees evaluated both the fee under the Fiera Interim Advisory Agreement and the New Advisory Agreement and the portion of the fee under the Fiera Interim Advisory Agreement and the New Advisory Agreement that would be retained by Fiera. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by Fiera. The Board also considered Fiera’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund, similar to the arrangement that RLL had entered into with the Fund.

Because Fiera is new to the Fund and has not managed Fund assets, it was not possible to determine the profitability that Fiera might achieve with respect to the Fund or the extent to which economies of scale would be realized by Fiera as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding Fiera’s profitability, or the extent to which economies of scale would be realized by Fiera as the assets of the Fund grow, but will do so during future considerations of Fiera’s advisory agreement.

Approval of the Fiera Interim Advisory Agreement and the New Advisory Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Fiera Interim Advisory Agreement and the New Advisory Agreement, including the fee to be paid thereunder, were fair and reasonable and agreed to approve the Fiera Interim Advisory Agreement for a term of up to 150 days and the New Advisory Agreement for an initial two-year term and recommend the approval of the New Advisory Agreement to the Fund’s

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

BOARD CONSIDERATIONS IN APPROVING THE UNAFFILIATED SUB-ADVISORY AGREEMENTS AND THE MAI SUB-ADVISORY AGREEMENTS

In preparation for the July 2016 Meeting, the Trustees requested that Fiera furnish information necessary to evaluate the terms of the Unaffiliated Sub-Advisory Agreements and the MAI Sub-Advisory Agreements. The Trustees used this information, as well as other information that Fiera and the Sub-Advisers presented or submitted to the Board at the July 2016 Meeting, and other meetings held since the approval of the Prior Sub-Advisory Agreements, to help them decide whether to approve the MAI Interim Sub-Advisory Agreements for terms of up to 150 days, and approve the Unaffiliated Sub-Advisory Agreements and the Fiera MAI Sub-Advisory Agreement for initial two-year terms.

At the July 2016 Meeting, the Board considered the terms of the Unaffiliated Sub-Advisory Agreements and the MAI Sub-Advisory Agreements, and noted that the terms of the MAI Interim Sub-Advisory Agreements were not materially different from those of the Prior Sub-Advisory Agreement between RLL and MAI, except for the date and certain provisions that are required by law, and that the terms of each of the Unaffiliated Sub-Advisory Agreements and the Fiera MAI Sub-Advisory Agreement were substantially the same as those of each Sub-Adviser’s respective Prior Sub-Advisory Agreement, except for the date. The Board also noted that the same personnel of each Sub-Adviser would continue to serve as portfolio managers of the Fund. The Board therefore determined that it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Prior Sub-Advisory Agreements, which occurred at a Board meeting held on June 23, 2016 (the “June 2016 Meeting”), as part of its considerations to approve the Unaffiliated Sub-Advisory Agreements and the MAI Sub-Advisory Agreements and recommend the approval of the Fiera MAI Sub-Advisory Agreement to the Fund’s shareholders.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s renewal of the Prior Sub-Advisory Agreements at the June 2016 Meeting, and the conclusions made by the Board when determining to renew the Prior Sub-Advisory Agreements for an additional one-year term.

In preparation for the June 2016 Meeting, the Trustees requested that RLL and the Sub-Advisers furnish information necessary to evaluate the terms of the Prior Sub-Advisory Agreements. Prior to the June 2016 Meeting, the Independent Trustees met to review and discuss the information provided and submitted a request for additional information to RLL

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

and the Sub-Advisers, and information was provided in response to this request. The Trustees used this information, as well as other information that RLL, the Sub-Advisers and other service providers of the Fund presented or submitted to the Board at the June 2016 Meeting and other meetings held during the prior year, to help them decide whether to renew the Prior Sub-Advisory Agreements for an additional year.

Specifically, the Board requested and received written materials from RLL, the Sub-Advisers and other service providers of the Fund regarding: (i) the nature, extent and quality of the Sub-Advisers’ services; (ii) the Sub-Advisers’ investment management personnel; (iii) the Sub-Advisers’ operations and financial condition; (iv) the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the sub-advisory fees paid to the Sub-Advisers and the Fund’s overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Sub-Advisers’ profitability from their relationships with the Fund, including both direct and indirect benefits accruing to the Sub-Advisers and their affiliates; (vii) the Sub-Advisers’ potential economies of scale; (viii) the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

Representatives from RLL and the Sub-Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the June 2016 Meeting to help the Trustees evaluate the Sub-Advisers’ services, fees and other aspects of the Prior Sub-Advisory Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management, RLL and the Sub-Advisers.

At the June 2016 Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by RLL, the Sub-Advisers and other service providers of the Fund, renewed the Prior Sub-Advisory Agreements. In considering the renewal of the Prior Sub-Advisory Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Sub-Advisers; (ii) the investment performance of the Fund and the Sub-Advisers; (iii) the costs of the services provided and profits realized by the Sub-Advisers from their relationships with the Fund, including both direct and indirect benefits accruing to the Sub-Advisers and their affiliates; (iv) the extent to which economies of scale are being realized by the Sub-Advisers; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

Nature, Extent and Quality of Services Provided by the Sub-Advisers

In considering the nature, extent and quality of the services provided by the Sub-Advisers, the Board reviewed the portfolio management services provided by the Sub-Advisers to the Fund, including the quality and continuity of the Sub-Advisers’ portfolio management personnel, the resources of the Sub-Advisers, and the Sub-Advisers’ compliance histories and compliance programs. The Trustees reviewed the terms of the Prior Sub-Advisory Agreements. The Trustees also reviewed the Sub-Advisers’ investment and risk management approaches for the Fund. The Trustees considered that RLL supervises and monitors the performance of the Sub-Advisers. The most recent investment adviser registration forms (“Form ADV”) for the Sub-Advisers were provided to the Board, as were the responses of the Sub-Advisers to a detailed series of questions which included, among other things, information about the investment sub-advisory services provided by the Sub-Advisers to the Fund.

The Trustees also considered other services provided to the Fund by the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Sub-Advisers were sufficient to support renewal of the Prior Sub-Advisory Agreements.

Investment Performance of the Fund and the Sub-Advisers

The Board was provided with regular reports regarding the Fund’s performance, and each Sub-Adviser’s contribution thereto, over various time periods, including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Sub-Advisers provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Sub-Advisers in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Sub-Advisers had been able to achieve for the Fund were sufficient to support renewal of the Prior Sub-Advisory Agreements.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

Costs of Advisory Services, Profitability and Economies of Scale

In considering the sub-advisory fees payable by RLL to the Sub-Advisers, the Trustees reviewed, among other things, a report of the sub-advisory fees paid to the Sub-Advisers. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Sub-Advisers to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Trustees also considered that the fees payable to Winton, Ellington, and Karya reflected arms-length negotiations between RLL and Winton, Ellington, and Karya, respectively. The Board concluded, within the context of its full deliberations, that the sub-advisory fees were reasonable in light of the nature and quality of the services rendered by the Sub-Advisers.

The Trustees reviewed the costs of services provided by and the profits realized by the Sub-Advisers from their relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Sub-Advisers and their affiliates. The Trustees considered how the Sub-Advisers’ profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Sub-Advisers with respect to the sub-advisement of the Fund were not unreasonable. The Board also considered the Sub-Advisers’ commitment to sub-advising the Fund.

The Trustees considered the Sub-Advisers views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers, even though the Board noted that RLL, not the Fund, paid the Sub-Advisers pursuant to the Prior Sub-Advisory Agreements. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the sub-advisory fees were reasonable in light of the information that was provided to the Trustees by the Sub-Advisers with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

Approval of the Unaffiliated Sub-Advisory Agreements and the MAI Sub-Advisory Agreements

Based on the Board’s deliberations and its evaluation of the information described above regarding the Prior Sub-Advisory Agreements, the Unaffiliated Sub-Advisory Agreements, and the MAI Sub-Advisory Agreements and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Unaffiliated Sub-Advisory Agreements and the MAI Sub-Advisory Agreements, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the MAI Interim Sub-Advisory Agreements for terms of up to 150 days, approve the sub-advisory agreements with Winton through September 30, 2016, and approve the other Unaffiliated Sub-Advisory Agreements and the Fiera MAI Sub-Advisory Agreement for initial two-year terms and recommend the approval of the Fiera MAI Sub-Advisory Agreement to the Fund’s shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

SHAREHOLDER VOTING PROXY RESULTS (Unaudited)

A Special Meeting of the Shareholders of the Fiera Capital Diversified Alternatives Fund (the “Fund”) was held on December 5, 2016 for the purpose of considering the following proposals:

1)	Approval of a new Investment Advisory Agreement between the Trust and Fiera Capital Inc. (“Fiera”) with respect to the Fund.

2)	Approval of an interim investment advisory agreement between the Trust and Fiera Capital Management Company LLC, with respect to the Fund.

3)	Approval of new investment sub-advisory agreement between Fiera and Mizuho Alternative Investments, LLC with respect to the Fund.

The motions were approved with the following voting results:

Proposal 1

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
Affirmative	5,497,851	90.08%	100.00%
Against	0.00	0.00%	0.00%
Abstain	0.00	0.00%	0.00%
Total	5,497,851	90.08%	100.00%

Proposal 2

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
Affirmative	5,497,851	90.08%	100.00%
Against	0.00	0.00%	0.00%
Abstain	0.00	0.00%	0.00%
Total	5,497,851	90.08%	100.00%

Proposal 3

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
Affirmative	5,497,851	90.08%	100.00%
Against	0.00	0.00%	0.00%
Abstain	0.00	0.00%	0.00%
Total	5,497,851	90.08%	100.00%

THE ADVISORS’ INNER CIRCLE FUND III	FIERA CAPITAL DIVERSIFIED
ALTERNATIVES FUND
OCTOBER 31, 2016

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2016, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Qualified Short- Term Capital Gain (5)
0.01%	17.25%	82.74%	100.00%	0.00%	5.19%	0.00%	0.00%	100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4) The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

Fiera Capital Diversified Alternatives Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-844-755-3863

Investment Adviser:

Fiera Capital Inc.

375 Park Avenue, 8th Avenue

New York, NY 10152

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

RLL-AR-001-0300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$264,000	$0	$0	$211,500	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$534,700	$0	$0	$0
(d)	All Other Fees	$0	$0	$2,970	$0	$0	$0

Fees billed by KPMG LLP (“KPMG”) related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$36,050	$0	$0	$35,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$5,150	$0	$0	$5,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	N/A	N/A	N/A	$25,400	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	N/A	0%
Tax Fees	N/A	0%
All Other Fees	N/A	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $537,670 and $0 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $5,150 and $5,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were N/A and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.